Exhibit 99.2

® ® Phase 3 Topline Results ATTAIN 1 & 2 Hospital-Acquired Pneumonia December 5, 2007

Safe Harbor This presentation contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events.  Theravance intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. The words “may”, “will”, “should”, “could”, “would”, “plan”, “anticipate”, “believe”, “estimate”, “intend”, “project”, “potential”, “expect”, “consistent”, “supportive” and “promising” and similar expressions are intended to identify such forward-looking statements.  Examples of such statements include statements relating to the goals, timing and expected results of clinical  and preclinical studies, statements regarding the potential benefits and mechanisms of action of drug candidates, statements concerning the goals and timing of seeking regulatory approval of our product candidates (including with respect to telavancin statements regarding any expectation that we will be able to respond fully or adequately to FDA’s requests using currently existing clinical data, any expectation that the third-party manufacturer will successfully address the cGMP issues the FDA has noted, and any expectation that the FDA will approve the telavancin NDA on the basis of existing preclinical and clinical data or at all),  the enabling capabilities of Theravance’s approach to drug discovery and its proprietary insights, statements concerning expectations for product candidates through development and commercialization and projections of revenue and other financial items. These statements are based on the current estimates and assumptions of the management of Theravance as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance to be materially different from those reflected in its forward-looking statements.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, the potential that results of clinical or preclinical studies indicate product candidates are unsafe, ineffective, inferior or not superior, delays or failure to achieve regulatory approvals, and risks of collaborating with third parties to develop and commercialize products and risks of relying on third-party manufacturers for the supply of our product candidates.  These and other risks are described in greater detail under the heading “Risk Factors” contained in Item 1A of Theravance’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 7, 2007, and the risks discussed in our other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance assumes no obligation to update its forward-looking statements.  All statements contained in this presentation are made only as of the date of this presentation.

Two large, double blind, multi-center, multinational, 1-to-1 randomized, active controlled studies to evaluate the safety and efficacy of telavancin versus vancomycin, the current standard of care in the treatment of MRSA HAP Primary Endpoint — Non-inferiority in clinical cure rate at test-of-cure visit Therapy Telavancin — QD at 10 mg/kg Vancomycin — BID at 1 g Dosing optimization allowed per individual site guidelines No exclusion for impaired renal function Enrollment — 1,503 patients in total 464 with MRSA identified at baseline culture

Telavancin HAP Phase 3 Results Study met primary endpoint Non-inferiority attained in AT and CE populations Numerically higher cure rates in MRSA pneumonia Numerically higher cure rates in many compromised populations High APACHE scores, severe renal impairment, bacteremia, elderly Numerically higher VAP cure rates Safety profile compatible with treatment of serious Gram-positive infections

Telavancin HAP Phase 3 Results Primary Endpoint Achieved Clinical Cure Rate by Population Telavancin Vancomycin Difference (95% CI) All Treated 58.9% 59.5% -0.7% (-5.6%, 4.3%) Clinically Evaluable 82.7% 80.9% 1.8% (-4.1%, 7.7%) -MRSA Pneumonia 82 .0% 74 .1% 8.1% (-3.3% , 19.4%) -V AP 80.3% 67.6% 13.2% (-1.8%, 26.8%)

Telavancin HAP Phase 3 Results Most Frequent Treatment Emergent Adverse Events Telavancin Vancomycin Diarrhea 11% 12% Constipation 9% 9% Anemia 9% 11%

Renal Adverse Events QTc >60 ms prolongation QTc interval >500 ms Vancomycin Telavancin Telavancin HAP Phase 3 Results Renal/QTc Adverse Events 2% 2% 8% 7% 10% 8%

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